CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 54 to the Registration Statement on Form N-4 (No. 333-91691) (the “Registration Statement") of our report dated April 22, 2026 relating to the financial statements of RiverSource Life Insurance Co. of New York and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2026 relating to the financial statements of each of the divisions of RiverSource of New York Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-230375). We also consent to the reference to us under the heading "Experts" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 24, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 54 to the Registration Statement on Form N-4 (No. 333-91691) (the “Registration Statement") of our report dated April 22, 2026 relating to the financial statements of RiverSource Life Insurance Co. of New York and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2026 relating to the financial statements of each of the divisions of RiverSource of New York Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-230375). We also consent to the reference to us under the heading "Experts" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 24, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 54 to the Registration Statement on Form N-4 (No. 333-91691) (the “Registration Statement") of our report dated April 22, 2026 relating to the financial statements of RiverSource Life Insurance Co. of New York and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2026 relating to the financial statements of each of the divisions of RiverSource of New York Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-230375). We also consent to the reference to us under the heading "Experts" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 24, 2026